UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 5, 2014

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Information regarding changes in roles and responsibilities of Sharon D. Fiehler and Christopher J. Hagedorn is incorporated herein by reference from Item 8.01 below.

Item 8.01 Other Events.

On March 5, 2014, Peabody Energy Corporation (the "Company”) announced several changes in its organizational structure, effective April 1, 2014.

Andrew P. Slentz has been promoted to the role of Executive Vice President and Chief Human Resources Officer, reporting to Chairman and Chief Executive Officer Gregory H. Boyce. Mr. Slentz replaces Executive Vice President and Chief Administrative Officer Sharon D. Fiehler, who has been named Executive Vice President - Office of the Chief Executive Officer, in advance of her planned retirement on June 30, 2014. In his new role, Mr. Slentz has executive responsibility for organizational and employee development, benefits, compensation, international human resources, security and facilities management.

The Company also announced several organizational changes to its operational structure. The Company's global sales and marketing, trading, business development and strategy functions are being reorganized into two new groups - a Global Marketing and Trading Group and a Global Development and Strategy Group. Both report to President and Chief Operating Officer Glenn L. Kellow.

Christopher J. Hagedorn has been named Group Executive and Chief Development Officer with executive responsibility for a new Global Development and Strategy Group. In his new role, Mr. Hagedorn will be responsible for global market analytics, strategy, portfolio optimization and business development activities, with a focus on Asia. He will report to Mr. Kellow. Mr. Hagedorn most recently served as President - Asia and Trading, where he led the Company's global trading, brokerage and Asia growth activities.

Bryan A. Galli has been named Group Executive and Chief Marketing Officer with executive responsibility for a new Global Marketing and Trading Group. In his new role, Mr. Galli will oversee sales, marketing, logistics and trading and brokerage activities across the global enterprise. He also will report to Mr. Kellow.

A copy of the Company’s press release announcing this action is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Peabody Energy Corporation Press Release dated March 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 10, 2014	By:	/s/ Kenneth L. Wagner
Name: Kenneth L. Wagner
Title: Vice President, Assistant General
Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Peabody Energy Corporation Press Release dated March 5, 2014.

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